[Certain confidential portions of this exhibit have been omitted and replaced with "[***]". Such identified information has been excluded from this Exhibit because it is both (i) not material and (ii) the type that the Registrant treats as private or confidential.]

MINING SERVICES AGREEMENT

This Mining Services Agreement (this "**Agreement**") is made as of Jan 23th 2024 (the "**Effective Date**"), by and between [Antpool Technologies Pte. Ltd.] (the "**Service Provider**") and [Xeentz Limited] (the "**Customer**"). Service Provider and Customer are each referred to as a "**Party**" and collectively as the "**Parties**".

WHEREAS, the Customer wishes to acquire from the Service Provider certain mining services (the "**Services**" as described in the ANTPOOL User Service Agreement [***]) entered into by and between the Customer and the Service Provider (the "**Online Service Agreement**")), and the Service Provider wishes to provide the Services to the Customer.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. SERVICES.

During the Term, the Service Provider will provide the Services to the Customer in accordance with this Agreement and the Online Service Agreement.

2. SETTLEMENT OF FEES.

2.1 In exchange for performance of the Services, the Service Provider will receive the service fee (the "**Service Fee**") from the Customer and the Customer will receive the distribution fee (the "**Income Distribution**") from the Service Provider.

2.1.1 The Customer will pay the Service Provider the following Mining fee according to the miners' hashrates as the **Service Fee**.

Hashrate (Ph/s)	Mining fee
0<Hashrate≤2	[***]
2<Hashrate≤5	
5<Hashrate≤10	
10<Hashrate≤20	
21<Hashrate≤50	
50<Hashrate≤300	
300<Hashrate≤800	
Hashrate >801	

2.1.2 The Customer choose item **[a]** below as the settlement method for earnings of mining.

(a) Full Pay Per Shares (FPPS). FPPS is full PPS.
The Service Provider will pay the Customer the following **Income Distribution**. The [***]

payment distribution includes: [***]

. The actual income of FPPS is not affected by the pool lucky.

(b) Pay Per Last N Shares (PPLNS)

PPLNS is calculated by the proportion of miners' hashrates in the pool's total in the last N difficulty rounds, when a block is found. Transaction fees not paid out to miners for maintaining cost and the bonus for our engineers. With PPLNS, miners' payout is connected to blocks found.

2.2 The Customer acknowledges and agrees that, the Service Provider shall be entitled to adjust the Service Fee standards based on the operation strategy of the mining service during the Term hereof.

3. DISCLAIMER.

3.1 EXCLUSION OF DAMAGES. SUBJECT TO SECTION 3.2 (EXCEPTIONS), NEITHER PARTY TO THIS AGREEMENT WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS (DIRECT OR INDIRECT), OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

3.2 EXCEPTIONS. Nothing in this Agreement excludes or limits either Party's liability or otherwise limits a Party's remedies for any of the following:

(a) death or personal injury resulting from its negligence or the negligence of its controlled affiliates in connection with this Agreement;

(b) fraud or fraudulent misrepresentation;

(c) matters for which liability cannot be excluded or limited under applicable law.

4. LAW AND JURISDICTION

4.1 This Agreement shall be governed by the applicable laws of Singapore.

4.2 Any and all disputes arising out of this Agreement shall first be resolved through negotiation in good faith. In case of failure to reach an agreement through negotiation, such dispute shall be referred to and finally settled by arbitration at the Singapore International Arbitration Centre in accordance with the Rules of Arbitration of the Singapore International Arbitration Center (**"SIAC Rules"**) in effect, subject to the following: (1) the arbitration tribunal shall consist of three (3) arbitrators to be appointed according to the SIAC Rules; and (2) the language of the arbitration shall be English. The prevailing Party shall be entitled to reasonably attorney's fees, costs and necessary disbursement in addition to any other relief to which such Party may be settled.

[***]

5. MISCELLANEOUS

5.1 This Agreement shall commence on the Effective Date and will remain in effect for [*] ars unless terminated in accordance with the terms set forth in this Agreement (the "**Term**").

5.2 Either Party may terminate this Agreement upon written notice to the other Party if such other Party breaches any material term or condition of this Agreement and fails to remedy the breach within thirty (30) days after being given written notice thereof.

5.3 This Agreement is an integral part of the Online Service Agreement. In the event of any conflict between the provisions of this Agreement and those of the Online Service Agreement, the Online Service Agreement shall prevail. Matters not covered by this Agreement shall be subject to the provisions of the Online Service Agreement.

5.4 In the event that any provision of this Agreement is declared or found to be illegal by any court or tribunal of competent jurisdiction, such provision shall be null and void with respect to the jurisdiction of that court or tribunal and all the remaining provisions of this Agreement shall remain in full force and effect.

[NO FURTHER TEXT ON THIS PAGE]

The Parties have executed this Agreement as of the date first above written.

Service Provider:

[***]

[Antpool Technolo

By: [***]

Name: [***]

Title: [***]

[***]

Customer:

[Xcentz Limited]
[***]

By: __

[***]
Name

[***]
Title: